EXHIBIT 32.1

Eco Global Corporation
Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(18 U.S.C. Section 1350)

In connection with the quarterly report of Eco Global Corporation (the "Company") on Form 10-Q for the quarter ended September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Daniel D. Correa, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	the information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 23, 2009	/s/ Daniel D. Correa
Daniel D. Correa Chief Executive Officer, Chief Financial Officer and Director
(Principal Executive Officer & Principal Financial Officer)